UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2005

Advaxis, Inc.
(Exact name of registrant as specified in its charter)

Colorado	00028489	84-1521955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

212 Carnegie Center #206, Princeton, New Jersey	08546
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (609) 895-7150

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On August 29, 2005, the Registrant announced that it successfully completed its pre-clinical toxicology studies of Lovaxin C, its Listeria Cancer Vaccine, for treatment of cervical, head and neck cancers. The results from these studies complete the toxicology package necessary for the initiation of its Phase I/II study in cervical cancer patients. See Registrant’s press release attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

a) Not applicable.

b) Not applicable.

c) Exhibits

99.1 Press Release, dated August 29, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2005
ADVAXIS, INC.

	By:	/s/ J. Todd Derbin
Name: J. Todd Derbin
Title: President and Chief Executive Officer